SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 14, 2003

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                      000-23961                41-1810301
(State of Incorporation)       (Commission File Number)     (IRS Employer
                                                           Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


       (952) 417-5645 (Registrant's telephone number, including area code)


On November 14, 2003, Metris Receivables Inc. and Metris Master Trust filed a Current Report on Form 8-K reporting Metris Master Trust results for the month ended October 31, 2003. Such Report on Form 8-K is hereby amended to read as follows:

Item: 5   Reported Metris Master Trust Results.

Metris Receivables Inc. reported Metris Master Trust results for the month ended October 31, 2003 are presented in the table below.

October 31, 2003                 (annualized)
                                  (unaudited)

Gross Cash Portfolio Yield (1)       26.85%
Gross Default Rate (2)               19.49%
Base Rate (3)                         3.67%
1-Month Excess Spread (4)             3.69%
3-Month Excess Spread (5)             3.07%
2-Cycle Plus Delinquency Rate (6)    11.14%
Monthly Payment Rate (7)              7.33%

(1) Gross Portfolio Cash Yield with respect to any monthly period, is the annualized percentage of Finance Charge Collections (including
     APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, other fees and recoveries received), applied to an average principal investor interest.
(2) Gross Default Rate with respect to any monthly period, is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average principal investor interest.
(3)  Base Rate is the weighted-average interest rate and a 2% servicing fee.
(4)  One-Month Excess Spread is the difference of the Gross Cash
     Portfolio Yield minus the Gross Default Rate minus the Base Rate. October's Gross Default Rate includes the impact of a one-time charge related to the Company's change in its loss recognition policy to comply with the FFIEC Uniform Retail Credit
     Classification and Account Management Policy in October 2003. With this policy change, approximately $3.7 million of gross defaults were accelerated and recognized in October 2003. Excluding the change in policy, the one-month excess spread as of October 31, 2003 would have been 4.22%. The one-month excess spread for any period is independent of prior or future periods and should not be considered an indication of future excess spreads.
(5) Three-Month Excess Spread is the straight average of the current month plus previous two months One-Month Excess Spread. October's
     Gross Default Rate includes the impact of a one-time charge related to the Company's change in its loss recognition policy to comply with the FFIEC Uniform Retail Credit Classification and
     Account Management Policy in October 2003. With this policy change, approximately $3.7 million of gross defaults were accelerated and recognized in October 2003. Excluding the change in policy, the three-month excess spread as of October 31, 2003 would have been 3.25%. The three-month excess spread for any period is independent of prior or future periods and should not be considered an indication of future excess spreads.
(6) Two-Cycle Plus Delinquency Rate is the percentage of receivables currently 30 days or more contractually overdue by customers.
(7) Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.


Item 7.  Financial Statements and Exhibits

         Ex. 20a Series 1999-1 October Securityholder's Statement*

         Ex. 20b Series 1999-2 October Securityholder's Statement*

         Ex. 20c Series 1999-3 October Securityholder's Statement*

         Ex. 20d Series 2000-1 October Securityholder's Statement*

         Ex. 20e Series 2000-3 October Securityholder's Statement*

         Ex. 20f Series 2001-1 October Securityholder's Statement*

         Ex. 20g Series 2001-2 October Securityholder's Statement*

         Ex. 20h Series 2001-3 October Securityholder's Statement*

         Ex. 20i Series 2001-4 October Securityholder's Statement*

         Ex. 20j Series 2002-3 October Securityholder's Statement*

         Ex. 20k Series 2002-4 October Securityholder's Statement*

*Previously fled with our Current Report on Form 8-K on November 14, 2003 and incorporated herein by reference.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS RECEIVABLES, INC.

                              By:    /s/John A. Witham
                                     John A. Witham
                                     Executive Vice President & CFO
Dated:   November 21, 2003